UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

ARES COMMERCIAL REAL ESTATE CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V36390-P05726 ARES COMMERCIAL REAL ESTATE CORP. 245 PARK AVENUE, 42ND FLOOR NEW YORK, NY 10167 ARES COMMERCIAL REAL ESTATE CORP. 2024 Annual Meeting Vote by May 21, 2024 11:59 PM ET You invested in ARES COMMERCIAL REAL ESTATE CORP. and it’s time to vote! You have the right to vote on proposals being presented at the 2024 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the 2024 Annual Meeting of Stockholders to be held on May 22, 2024. Get informed before you vote View the Notice and Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 22, 2024 4:00 PM ET Virtually at: www.virtualshareholdermeeting.com/ACRE2024

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V36391-P05726 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Rand S. April 02) Bryan P. Donohoe 03) James E. Skinner Persons to serve as Class III Directors until the Company’s 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualify. 2. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2023, as described in the 2024 Proxy Statement. For 4. To approve the Second Amendment to the Company’s Amended and Restated 2012 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 2,525,000 shares. For NOTE: The proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof.